SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                      TO

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 27, 1997


                        Commission file number 1-12055


                       PARACELSUS HEALTHCARE CORPORATION
            (Exact name of registrant as specified in its charter)



                        California                   95-3565943
        (State or other jurisdiction of              (IRS Employer
        incorporation or organization)               Identification No.)


                 515 W. Greens Road, Suite 800, Houston, Texas
                   (Address of principal executive offices)


                    77067                                   (281) 774-5100
                 (Zip Code)        (Registrant's telephone number, including
                                                              area code)

Paracelsus Healthcare Corporation (the "Company") is filing this amendment to its Current Report on the Form 8-K dated June 27, 1997, to amend Item 7 to said Current Report.


ITEM 7.  EXHIBITS

17   Letter  re director resignation of Mr. James A. Conroy.

99 Letter from Mr. Charles R. Miller to Mr. James A. Conroy re Mr. Conroy's resignation.

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Paracelsus Healthcare Corporation
                                                       (Registrant)

                                               /s/ James G. VanDevender
Dated: July 8, 1997                      By:   ___________________________

                                                     James G. VanDevender
                                              Senior Executive Vice President,
                                                   Chief Financial Officer
                                                       & Director